Exhibit 99.1

MxEnergy Holdings Inc.

Condensed Consolidated Balance Sheets as of December 31, 2006 and 2005 and June 30, 2006

(Dollars in thousands)

(Unaudited)

	December 31,		June 30,
	2006	2005	2006
	(as restated)
Assets
Current assets:
Cash	$12,188	$559	$6,093
Restricted cash and short term investments	325	16,825	427
Accounts receivable, net of allowance for doubtful accounts of $4,492, $2,340 and 3,285, respectively	124,300	83,357	31,575
Inventories	71,034	31,409	18,499
Current portion of unrealized gains from risk management activities	7	90,155	1,664
Income taxes receivable	12,054	4,363	5,535
Deferred income taxes	14,725	—	1,046
Other current assets	18,185	4,849	2,678
Margin deposit on hedge facility	25,000	—	—
Total current assets	277,818	231,517	67,517
Customer acquisition costs, net of accumulated amortization of $28,320, $15,913 and $19,173, respectively	45,204	11,655	10,822
Fixed assets, net	19,570	6,649	8,637
Unrealized gains from risk management activities	—	21,447	1,272
Deferred income taxes	11,462	—	3,395
Deposit on SESCo asset purchase agreement and other capitalized costs	—	—	3,348
Other assets, net	9,382	2,159	2,978
Total assets	$363,436	$273,427	$97,969

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable and accrued expenses	$41,559	$18,222	$14,898
Accrued commodity purchases	63,243	44,358	14,544
Current portion of unrealized losses from risk management activities	32,481	2,119	452
Loans payable	—	41,500	—
Deferred income taxes	—	33,678	—
Total current liabilities	137,283	139,877	29,894
Unrealized losses from risk management activities	14,054	63	3,325
Long-term debt, net	184,958	—	—
Deferred income taxes	—	6,229	—
Total liabilities	336,295	146,169	33,219
Redeemable convertible preferred stock ($31 million redemption value)	29,357	29,357	29,357
Commitments	—	—	—
Stockholders’ equity (deficit):
Common stock, par value $0.01, 10,000,000 shares authorized; 3,394,400, 3,326,327 and 3,388,815 shares issued and outstanding, respectively	34	33	34
Additional paid-in capital	18,376	18,451	17,355
Unearned stock compensation	(44)	(73)	(115)
Accumulated other comprehensive loss	(1)	(19)	(40)
Retained earnings (deficit)	(20,581)	79,509	18,159
Total stockholders’ equity (deficit)	(2,216)	97,901	35,393
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$363,436	$273,427	$97,969

MxEnergy Holdings Inc.

Condensed Consolidated Statements of Operations

For The Three Months Ended December 31, 2006 and 2005

(Dollars in thousands)

(Unaudited)

	2006	2005
	(as restated)
Sales of natural gas and electricity	$206,942	$116,917
Cost of goods sold (excluding depreciation and amortization):
Cost of natural gas and electricity sold	165,834	148,355
Realized losses (gains) from risk management activities	14,859	(44,725)
Unrealized (gains) losses from risk management activities	(5,689)	87,019
	175,004	190,649
Gross profit (loss)	31,938	(73,732)
Operating expenses:
General and administrative expenses	13,969	4,149
Advertising and marketing expenses	2,012	644
Reserves and discounts	590	753
Depreciation and amortization	6,167	2,575
Total operating expenses	22,738	8,121
Operating profit (loss)	9,200	(81,853)
Interest expense—net of interest income of $686 and $298, respectively	8,705	909
Income (loss) before income tax benefit	495	(82,762)
Income tax (expense) benefit	(1,651)	33,523
Net loss	$(1,156)	$(49,239)

MxEnergy Holdings Inc.

Condensed Consolidated Statements of Operations

For The Six Months Ended December 31, 2006 and 2005

(Dollars in thousands)

(Unaudited)

	2006	2005
	(as restated)
Sales of natural gas and electricity	$281,232	$149,783
Cost of goods sold (excluding depreciation and amortization):
Cost of natural gas and electricity sold	222,827	193,103
Realized losses (gains) from risk management activities	19,032	(65,724)
Unrealized losses (gains) from risk management activities	41,916	(31,736)
	283,775	95,643
Gross (loss) profit	(2,543)	54,140
Operating expenses:
General and administrative expenses	25,798	9,742
Advertising and marketing expenses	2,845	993
Reserves and discounts	1,481	1,019
Depreciation and amortization	12,677	4,213
Total operating expenses	42,801	15,967
Operating (loss) profit	(45,344)	38,173
Interest expense—net of interest income of $1,135 and $652, respectively	17,340	1,325
(Loss) income before income tax benefit (expense)	(62,684)	36,848
Income tax benefit (expense)	23,944	(15,281)
Net (loss) income	$(38,740)	$21,567

MxEnergy Holdings Inc.

Condensed Consolidated Statements of Stockholders’ Equity (Deficit)

For The Six Months Ended December 31, 2006 and 2005

(Dollars in thousands)

(Unaudited)

	Common Stock Par Value	Additional Paid-in Capital	Unearned Stock Compensation	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholders’ Equity
Balance at June 30, 2005	$33	$18,114	$(165)	$(4)	$57,942	$75,920
Unamortized stock compensation	—	461	(461)	—	—	—
Purchase and cancellation of treasury shares	—	(124)	—	—	—	(124)
Amortization of stock compensation	—	—	553	—	—	553
Comprehensive income:
Net income	—	—	—	—	21,567	21,567
Foreign currency translation	—	—	—	(15)	—	(15)
Comprehensive income						21,552
Balance at December 31, 2005	$33	$18,451	$(73)	$(19)	$79,509	$97,901

	Common Stock Par Value	Additional Paid-in Capital	Unearned Stock Compensation	Accumulated Other Comprehensive Loss	Retained Earnings (Deficit)	Total Stockholders’ Equity (Deficit)
					(as restated)	(as restated)
Balance at June 30, 2006	$34	$17,355	$(115)	$(40)	$18,159	$35,393
Unamortized stock compensation	—	709	(709)	—	—	—
Purchase and cancellation of treasury shares	—	(173)	—	—	—	(173)
Stock compensation expense	—	485	—	—	—	485
Amortization of stock compensation	—	—	780	—	—	780
Comprehensive loss:
Net loss (as restated)	—	—	—	—	(38,740)	(38,740)
Foreign currency translation	—	—	—	39	—	39
Comprehensive loss (as restated)						(38,701)
Balance at December 31, 2006 (as restated)	$34	$18,376	$(44)	$(1)	$(20,581)	$(2,216)

MxEnergy Holdings Inc.

Condensed Consolidated Statements of Cash Flows

For The Six Months Ended December 31, 2006 and 2005

(Dollars in thousands)

(Unaudited)

	2006	2005
	(as restated)
Operating activities
Net (loss) income	$(38,740)	$21,567
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Unrealized losses (gains) from risk management activities	41,916	(31,736)
Stock compensation expense	1,265	553
Depreciation and amortization	12,677	4,213
Deferred tax (benefit) expense	(21,746)	11,583
Unrealized losses on interest rate swaps and amortization of deferred financing fees	4,741	242
Changes in assets and liabilities, net of effects of acquisition:
Net inflow (outflow) in restricted cash and short term investments	102	(9,444)
Accounts receivable	(75,699)	(64,784)
Inventories	(16,199)	(15,596)
Income taxes receivable	(6,519)	(4,363)
Margin deposit on hedge facility	(25,000)	—
Option premiums	1,834	—
Other current assets	4,462	(665)
Accounts payable and accrued expenses	74,272	25,908
Net cash used in operating activities	(42,634)	(62,522)

Investing activities
Purchase of assets of Shell Energy Services Company L.L.C. (“SESCo”)	(126,044)	—
Deposit on SESCo asset purchase agreement and other capitalized costs	3,348	—
Purchase of customer portfolio from Castle Power LLC	—	(3,150)
Customer acquisition costs	(2,388)	(4,543)
Purchases of fixed assets	(1,393)	(2,853)
Net cash used in investing activities	(126,477)	(10,546)

Financing activities
Proceeds from loans	—	138,008
Repayments of loans	—	(112,887)
Debt financing costs	(9,188)	—
Repayments of long term debt	—	(5,000)
Proceeds from Sowood credit facility	23,040	—
Repayment of Sowood credit facility	(12,000)	—
Proceeds from bridge loan	190,000	—
Repayment of bridge loan	(190,000)	—
Proceeds from senior notes	185,250	—
Repurchase of senior notes	(11,723)	—
Purchase of common stock for cancellation	(173)	(124)
Net cash provided by financing activities	175,206	19,997
Net increase (decrease) in cash	6,095	(53,071)
Cash at beginning of period	6,093	53,630
Cash at end of period	$12,188	$559

Restatement Note

During the review of the Company’s results for the three and nine months ended March 31, 2007, the audit committee of the board of directors of the Company, on the recommendation of the Company’s management, concluded that it was necessary to restate the Company’s interim financial statements for the three and six months ended December 31, 2006 in order to correct certain accounting errors. Specifically, during the three and six months ended December 31, 2006, the Company did not properly mark-to-market certain unrealized basis swaps as of December 31, 2006 for one basis location.

A comparison of the Company’s condensed consolidated financial position and results of operations prior to and following the restatement follows (in thousands):

	Three Months Ended December 31, 2006			Six Months Ended December 31, 2006
	Reported	Adj	Restated	Reported	Adj	Restated
Condensed Consolidated Statement of Operations

Unrealized losses (gains) from risk management activities	$335	$(6,024)	$(5,689)	$47,940	$(6,024)	$41,916

Gross profit (loss)	25,914	6,024	31,938	(8,567)	6,024	(2,543)

Operating profit (loss)	3,176	6,024	9,200	(51,368)	6,024	(45,344)
(Loss) income before income tax benefit (expense)	(5,529)	6,024	495	(68,708)	6,024	(62,684)
Income tax benefit (expense)	740	(2,391)	(1,651)	26,335	(2,391)	23,944
Net loss	(4,789)	3,633	(1,156)	(42,373)	3,633	(38,740)

	December 31, 2006
Condensed Consolidated Balance Sheet	Reported	Adj	Restated
Deferred income tax assets, current	$16,491	$(1,766)	$14,725
Deferred income tax assets, long-term	12,087	(625)	11,462
Current portion of unrealized losses from risk management activities	36,931	(4,450)	32,481
Unrealized losses from risk management activities	15,628	(1,574)	14,054
Retained deficit	(24,214)	3,633	(20,581)

There was no impact on the Company’s sales, cash flows from operating activities or net change in cash from this restatement.